Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
OCTOBER, 1998



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.8092%



        Excess Protection Level
          3 Month Average  5.51%
          October, 1998  5.83%
          September, 1998  4.37%
          August, 1998  6.33%


        Cash Yield                                  18.98%


        Investor Charge Offs                        4.98%


        Base Rate                                   8.17%


        Over 35 Day Delinquency                     5.16%


        Seller's Interest                           8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $ 39,561,435,127.71


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 3,431,640,609.22